Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended September 30, 2026

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	September 30, 2026	December 31, 2025
Assets
Investments at fair value (amortized cost of $3,282,518 and $2,350,698, respectively)	$3,233,925	$2,343,367
Cash	280,819	124,718
Receivable due on investments sold	40,642	1,803
Interest receivable	8,601	7,635
Total Assets	$3,563,987	$2,477,523
Liabilities
Debt (net of unamortized debt issuance costs of $13,443 and $8,463, respectively)	$2,536,069	$1,728,363
Payable for investments purchased	288,044	94,359
Interest payable	23,910	23,627
Distribution payable	17,452	15,513
Accrued expenses and other liabilities	1,919	1,592
Due to advisor	846	—
Total Liabilities	2,868,241	1,863,454
Members’ Equity
Total Members’ Equity - Class A	695,746	614,069
Total Members' Equity	695,746	614,069
Total Liabilities and Members’ Equity	$3,563,986	$2,477,523

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Investment Income
Investment Income	$49,699	$38,037	$132,756	$93,154
Total Investment Income	49,699	38,037	132,756	93,154
Operating Expenses
Interest expense	30,325	21,722	79,079	52,689
Professional fees	1,912	629	4,374	1,802
Total Operating Expenses	32,238	22,351	83,454	54,491
Net Investment Income (Loss)	$17,461	$15,686	$49,302	$38,663
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	14,583	(2,322)	(41,263)	(8,196)
Net realized gain (loss) on investments	(1,000)	(23)	(4,770)	(933)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	13,584	(2,345)	(46,032)	(9,129)
Net Increase (Decrease) in Members' Equity Resulting from Operations	$31,045	$13,341	$3,270	$29,534
Total Net Increase (Decrease) in Members’ Equity Resulting from Operations - Class A	$31,045	$13,341	$3,270	$29,534

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Discovery Global Holdings Inc(5)	First lien senior secured loan	S+	2.50%	06/2033	$20,023	$19,990	$20,001	2.9%
Nexstar Media Inc.(5)	First lien senior secured loan	S+	2.75%	03/2033	4,093	4,055	4,101	0.6%
Outfront Media Capital LLC(5)	First lien senior secured loan	S+	1.75%	09/2032	4,900	4,899	4,900	0.7%
Paramount Skydance Corp(6)(8)	First lien senior secured loan	S+	2.75%	09/2033	20,384	20,333	20,333	2.9%
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	2.75%	07/2031	21,054	21,021	20,581	3.0%
					70,454	70,298	69,916	10.1%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	1.75%	09/2031	8,314	8,317	8,296	1.2%
American Airlines, Inc.(6)	First lien senior secured loan	S+	2.75%	05/2032	3,776	3,776	3,773	0.5%
American Airlines, Inc.(7)	First lien senior secured loan	S+	2.25%	02/2028	356	354	355	0.1%
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.00%	05/2033	9,459	9,369	9,388	1.4%
Arcline FM Holdings LLC(6)	First lien senior secured loan	S+	2.75%	06/2030	11,025	11,042	11,062	1.6%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%	06/2030	16,217	16,235	16,210	2.3%
BCPE Lightning Buyer, Inc(6)	First lien senior secured loan	S+	2.75%	09/2033	9,455	9,426	9,471	1.4%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.25%	10/2030	19,240	19,196	19,224	2.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.25%	07/2031	13,917	13,933	13,926	2.0%
CACI International, Inc.(5)	First lien senior secured loan	S+	1.75%	03/2033	9,572	9,560	9,552	1.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%	10/2031	12,181	12,191	12,203	1.8%
Kaman Corporation(6)	First lien senior secured loan	S+	2.00%	02/2032	9,274	9,285	9,265	1.3%
KBR, Inc(5)	First lien senior secured loan	S+	2.00%	01/2031	2,229	2,235	2,234	0.3%
Mahseer Holdings LLC (dba PennAero)(6)	First lien senior secured loan	S+	2.50%	03/2033	11,704	11,704	11,714	1.7%
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S+	2.50%	12/2032	10,272	10,273	10,295	1.5%
Signia Aerospace LLC(6)	First lien senior secured loan	S+	2.50%	12/2031	15,755	15,777	15,755	2.3%
Transdigm Inc.(5)	First lien senior secured loan	S+	2.25%	03/2030	493	493	492	0.1%
Transdigm Inc.(5)	First lien senior secured loan	S+	2.50%	01/2032	9,800	9,784	9,805	1.4%
Transdigm Inc.(5)	First lien senior secured loan	S+	2.50%	08/2032	10,514	10,497	10,520	1.5%
United Airlines, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2031	982	982	980	0.1%
VSE Corp(5)	First lien senior secured loan	S+	2.00%	05/2033	6,966	6,960	6,987	1.0%
Zeus US Bidco LLC(6)	First lien senior secured loan	S+	2.75%	08/2033	6,153	6,137	6,145	0.9%
					197,654	197,526	197,652	28.4%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.00%	10/2031	7,841	7,841	7,829	1.1%
Mavis Tire Express Services Topco Corp.(7)	First lien senior secured loan	S+	3.25%	05/2033	12,655	12,592	12,521	1.8%
Mister Car Wash Holdings, Inc.(6)	First lien senior secured loan	S+	3.00%	09/2033	9,223	9,190	9,198	1.3%
VALVOLINE INC(5)	First lien senior secured loan	S+	1.75%	12/2032	5,019	5,031	5,040	0.7%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%	01/2031	11,890	11,895	11,823	1.7%
					46,628	46,549	46,411	6.7%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	S+	2.25%	11/2030	3,729	3,753	3,740	0.5%
Advanced Drainage Systems, Inc.(5)	First lien senior secured loan	S+	1.63%	02/2033	2,088	2,088	2,101	0.3%
American Builders & Contractors Supply Co., Inc.(6)	First lien senior secured loan	S+	1.75%	01/2031	499	501	499	0.1%
American Residential Services, LLC(6)(8)	First lien senior secured loan	S+	2.75%	02/2032	14,765	14,728	14,728	2.1%
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%	10/2031	2,689	2,699	2,693	0.4%
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	2.00%	04/2032	11,424	11,428	11,317	1.6%
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	2.00%	07/2033	9,906	9,882	9,800	1.4%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.00%	11/2031	5,453	5,451	5,448	0.8%
CoreLogic, Inc.(5)	First lien senior secured loan	S+	4.25%	07/2031	6,034	5,908	5,697	0.8%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	S+	2.25%	06/2033	8,623	8,616	8,616	1.2%
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.00%	01/2032	5,721	5,709	5,724	0.8%
Knife River Corporation(6)	First lien senior secured loan	S+	1.75%	03/2032	4,305	4,309	4,305	0.6%
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	2.75%	03/2031	898	898	877	0.1%
Park River Holdings Inc(6)	First lien senior secured loan	S+	4.50%	03/2031	12,324	12,192	12,266	1.8%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	03/2029	1,490	1,491	1,490	0.2%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	04/2031	997	999	997	0.1%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	02/2032	9,805	9,797	9,792	1.4%
Smyrna Ready Mix Concrete LLC(5)	First lien senior secured loan	S+	3.00%	04/2029	598	603	599	0.1%
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	1.75%	11/2027	1,772	1,769	1,766	0.3%
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	2.00%	09/2032	7,918	7,920	7,895	1.1%
					111,038	110,741	110,350	15.9%
Business services
BrightView Landscapes, LLC(6)	First lien senior secured loan	S+	2.00%	06/2033	13,514	13,489	13,481	1.9%
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%	01/2032	1,751	1,750	1,746	0.3%
ConnectWise, LLC(6)	First lien senior secured loan	S+	3.50%	09/2028	10,542	10,355	10,351	1.5%
CoolSys, Inc.(6)	First lien senior secured loan	S+	2.50%	08/2028	15,274	14,824	13,262	1.9%
DYCOM INDUSTRIES INC(5)	First lien senior secured loan	S+	1.75%	01/2033	4,897	4,895	4,919	0.7%
IDEMIA Group SAS(6)	First lien senior secured loan	S+	4.25%	09/2028	6,842	6,860	6,804	1.0%
Isotope FinCo 2 LLC(6)(8)	First lien senior secured loan	S+	2.50%	09/2033	11,073	11,045	11,045	1.6%
Kaseya Inc.(6)	First lien senior secured loan	S+	3.25%	03/2032	12,378	12,342	10,285	1.5%
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2033	2,444	2,446	2,447	0.4%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	2.75%	01/2032	12,131	12,158	12,170	1.8%
Ping Identity Holding Corp.(6)	First lien senior secured loan	S+	2.75%	11/2032	13,041	13,007	12,970	1.9%
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S+	2.50%	10/2032	17,184	17,149	17,227	2.5%
Plano HoldCo, Inc. (dba Perficient)(6)	First lien senior secured loan	S+	3.50%	10/2031	5,910	5,890	5,038	0.7%
Plusgrade Inc.(6)	First lien senior secured loan	S+	3.50%	03/2031	9,188	8,912	9,131	1.3%
Plusgrade Inc.(5)(8)	First lien senior secured loan	S+	5.00%	10/2031	6,679	6,479	6,479	0.9%
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	16,971	16,901	16,989	2.4%
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S+	3.75%	08/2032	13,776	13,669	13,810	2.0%
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.00%	07/2032	16,001	15,939	15,937	2.3%
Tecta America Corp.(5)	First lien senior secured loan	S+	2.50%	02/2032	14,024	14,024	14,014	2.0%
Vestis Corp(6)	First lien senior secured loan	S+	2.25%	02/2031	6,819	6,762	6,780	1.0%
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	2,447	2,442	2,375	0.3%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S+	3.25%	12/2032	23,124	23,037	22,257	3.2%
					236,010	234,375	229,517	33.0%
Chemicals
Advancion Holdings, LLC(6)(8)	First lien senior secured loan	S+	5.50%	11/2030	17,844	16,931	17,131	2.5%
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S+	1.75%	12/2029	3,190	3,195	3,189	0.5%
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S+	2.75%	11/2030	18,314	18,323	18,338	2.6%
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S+	4.00%	04/2032	3,333	3,323	3,308	0.5%
H.B. Fuller Company(5)	First lien senior secured loan	S+	1.75%	02/2030	1,812	1,824	1,815	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%	02/2030	8,415	8,094	8,022	1.2%
MSOF BEACON LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	13,573	13,554	13,602	2.0%
Nouryon Finance B.V.(6)	First lien senior secured loan	S+	3.50%	07/2031	8,754	8,738	8,771	1.3%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%	08/2030	8,885	8,741	8,895	1.3%
					84,120	82,723	83,071	11.9%
Commercial services and supplies
EnergySolutions LLC(6)	First lien senior secured loan	S+	2.75%	07/2033	13,195	13,162	13,191	1.9%
					13,195	13,162	13,191	1.9%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(6)	First lien senior secured loan	S+	2.50%	12/2032	17,069	17,069	17,061	2.5%
ASGN Incorporated(5)(8)	First lien senior secured loan	S+	1.75%	08/2030	1,415	1,365	1,348	0.2%
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	2.75%	04/2031	14,907	14,851	14,875	2.1%
					33,391	33,285	33,284	4.8%
Containers and packaging
Berlin Packaging(6)	First lien senior secured loan	S+	3.25%	06/2031	11,433	11,414	11,339	1.6%
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.50%	11/2030	13,243	13,263	13,255	1.9%
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S+	3.25%	03/2032	15,792	15,651	15,479	2.2%
Graham Packaging Company Inc(5)	First lien senior secured loan	S+	2.25%	01/2033	5,432	5,432	5,433	0.8%
Plastipak Holdings Inc.(5)	First lien senior secured loan	S+	2.50%	09/2032	17,521	17,447	17,531	2.5%
Pregis Topco LLC(5)	First lien senior secured loan	S+	3.75%	02/2029	4,825	4,818	4,849	0.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%	03/2033	18,391	18,135	18,341	2.6%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S+	2.50%	09/2032	20,440	20,414	20,473	2.9%
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%	04/2031	16,863	16,861	16,867	2.4%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%	03/2028	24,113	23,700	22,992	3.3%
					148,053	147,135	146,559	21.1%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	2.50%	07/2033	16,411	16,385	16,383	2.4%
Avient Corporation(6)	First lien senior secured loan	S+	1.75%	08/2029	2,427	2,436	2,443	0.4%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%	12/2030	11,347	11,347	10,954	1.6%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.50%	12/2032	15,920	15,702	15,269	2.2%
Hobbs & Associates LLC(7)	First lien senior secured loan	S+	2.75%	07/2031	2,992	3,003	2,983	0.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	2.50%	10/2031	19,103	19,116	19,099	2.8%
White Cap(5)	First lien senior secured loan	S+	3.25%	10/2029	2,992	2,964	2,969	0.4%
					71,192	70,953	70,100	10.1%
Education
Covista Inc. (dba Adtalem Global Education)(6)(8)	First lien senior secured loan	S+	2.00%	03/2033	7,531	7,523	7,531	1.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	S+	4.00%	04/2030	5,098	4,961	3,862	0.6%
					12,629	12,484	11,393	1.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S+	1.75%	05/2029	4,322	4,338	4,322	0.6%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.00%	01/2031	9,213	9,216	9,204	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	1.75%	07/2030	7,000	7,006	6,997	1.0%
Centuri Group, Inc(5)	First lien senior secured loan	S+	2.00%	07/2032	7,576	7,587	7,583	1.1%
COLOSSUS ACQUIRECO LLC(6)	First lien senior secured loan	S+	1.75%	01/2033	2,921	2,920	2,905	0.4%
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S+	2.50%	02/2031	7,959	7,959	7,979	1.2%
Tega MC Australia Holdings Pty Ltd(6)	First lien senior secured loan	S+	3.50%	06/2033	10,069	10,019	10,101	1.5%
					49,060	49,045	49,091	7.1%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	3.00%	11/2030	6,382	6,404	6,400	0.9%
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%	11/2032	11,683	11,613	11,563	1.7%
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	2.75%	11/2031	18,484	18,479	18,227	2.6%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Beacon Pointe Harmony, LLC(6)(8)	First lien senior secured loan	S+	2.50%	08/2033	5,946	5,916	5,916	0.9%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%	10/2031	9,641	9,647	9,665	1.4%
Cimpress USA Incorporated(5)(8)	First lien senior secured loan	S+	2.50%	06/2033	5,035	5,052	5,022	0.7%
Citadel Securities, LP(6)	First lien senior secured loan	S+	2.00%	06/2033	13,014	13,017	13,025	1.9%
Citco Funding LLC(6)	First lien senior secured loan	S+	2.00%	01/2033	15,745	15,710	15,745	2.3%
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%	04/2032	12,485	12,348	12,316	1.8%
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S+	3.25%	03/2032	13,860	13,793	13,718	2.0%
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%	05/2031	9,332	9,287	9,296	1.3%
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S+	2.50%	10/2032	—	1	—	—%
Finco I, LLC(5)	First lien senior secured loan	S+	1.75%	06/2029	1,729	1,731	1,721	0.3%
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S+	3.50%	08/2032	12,773	12,653	12,811	1.8%
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	18,007	17,958	17,654	2.5%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.75%	06/2031	12,291	12,013	11,787	1.7%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%	11/2031	7,887	7,875	5,733	0.8%
Kestra Advisor Services Holdings A, Inc.(6)	First lien senior secured loan	S+	2.75%	03/2031	8,600	8,596	8,506	1.2%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.25%	12/2030	7,348	7,362	7,338	1.1%
OG Crimson Parent Inc(6)	First lien senior secured loan	S+	3.00%	09/2033	9,925	9,900	9,911	1.4%
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%	07/2031	12,401	12,378	12,237	1.8%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	2.75%	09/2030	5,519	5,517	5,491	0.8%
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S+	2.50%	11/2031	15,348	15,348	14,900	2.1%
Pushpay USA Inc(5)(8)	First lien senior secured loan	S+	3.75%	08/2031	422	422	380	0.1%
Saphilux S.a.r.L. (dba IQ-EQ)(6)	First lien senior secured loan	S+	3.00%	07/2033	20,578	20,576	20,650	3.0%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	3.25%	05/2033	7,365	7,368	7,379	1.1%
Victory Capital Holdings Inc(6)	First lien senior secured loan	S+	1.75%	09/2032	8,034	8,034	7,910	1.1%
					269,834	268,998	265,301	38.1%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%	09/2030	6,869	6,869	6,855	1.0%
Aramark Services, Inc.(5)	First lien senior secured loan	S+	1.75%	06/2030	8,811	8,826	8,809	1.3%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S+	3.00%	12/2030	9,109	9,109	9,109	1.3%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%	09/2028	14,933	14,958	10,398	1.5%
BCPE North Star US Holdco 2(6)	First lien senior secured loan	S+	4.25%	10/2033	11,666	11,491	11,545	1.7%
Chobani LLC(5)	First lien senior secured loan	S+	2.25%	10/2032	11,479	11,484	11,477	1.7%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	2.75%	02/2031	17,918	17,862	17,676	2.5%
FRONERI US INC(7)	First lien senior secured loan	S+	2.25%	09/2031	3,940	3,934	3,911	0.6%
FRONERI US INC(7)	First lien senior secured loan	S+	2.50%	09/2032	14,807	14,779	14,711	2.1%
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S+	2.50%	12/2030	13,136	13,139	13,119	1.9%
Pegasus BidCo B.V.(6)	First lien senior secured loan	S+	2.50%	07/2032	19,201	19,207	19,190	2.8%
Primo Brands Corporation(6)	First lien senior secured loan	S+	2.75%	03/2031	14,562	14,533	14,594	2.1%
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S+	2.00%	11/2032	14,521	14,494	14,317	2.1%
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S+	2.00%	06/2033	2,121	2,113	2,086	0.3%
Red SPV, LLC(5)	First lien senior secured loan	S+	2.25%	03/2032	12,147	12,119	12,090	1.7%
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S+	3.00%	02/2032	7,974	7,976	7,994	1.2%
Simply Good Foods USA, Inc.(6)	First lien senior secured loan	S+	2.00%	03/2030	10,663	10,642	10,601	1.5%
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S+	2.50%	10/2032	8,843	8,851	8,861	1.3%
The Chefs' Warehouse, Inc.(6)(8)	First lien senior secured loan	S+	2.00%	08/2033	6,500	6,484	6,533	0.9%
The Chefs' Warehouse, Inc.(5)	First lien senior secured loan	S+	2.50%	08/2029	997	994	1,002	0.1%
Utz Quality Foods, LLC(6)	First lien senior secured loan	S+	2.50%	01/2032	5,550	5,557	5,550	0.8%
Vital Bidco AB(6)	First lien senior secured loan	S+	3.50%	08/2033	13,195	13,063	13,062	1.9%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.75%	08/2033	23,475	23,426	23,444	3.4%
					252,417	251,910	246,934	35.5%
Healthcare equipment and services
Agiliti Health(6)(8)	First lien senior secured loan	S+	3.00%	05/2030	7,201	7,032	7,003	1.0%
ARGENT FINCO LLC(6)(8)	First lien senior secured loan	S+	2.50%	11/2032	5,571	5,568	5,585	0.8%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	S+	3.00%	02/2032	16,076	16,066	16,067	2.3%
Creek Parent Inc(5)(8)	First lien senior secured loan	S+	3.00%	08/2033	20,971	20,870	20,919	3.0%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S+	3.00%	08/2031	10,759	10,738	10,738	1.5%
Global Medical Response, Inc.(5)	First lien senior secured loan	S+	2.75%	10/2032	12,550	12,550	12,540	1.8%
Greatbatch Ltd.(6)	First lien senior secured loan	S+	2.50%	09/2033	16,817	16,817	16,792	2.4%
Hologic Inc(6)	First lien senior secured loan	S+	2.25%	04/2033	22,433	22,381	22,078	3.2%
LUMEXA IMAGING INC(6)	First lien senior secured loan	S+	2.50%	12/2032	6,803	6,808	6,812	1.0%
Medline Borrower, LP(5)	First lien senior secured loan	S+	1.50%	05/2033	12,383	12,383	12,305	1.8%
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S+	4.25%	05/2029	13,213	13,209	13,246	1.9%
Resonetics, LLC(6)	First lien senior secured loan	S+	2.75%	06/2031	12,940	12,945	12,802	1.8%
Sharp Services, LLC(7)	First lien senior secured loan	S+	3.00%	09/2032	5,441	5,452	5,452	0.8%
Zelis(5)(8)	First lien senior secured loan	S+	6.00%	02/2031	6,297	6,203	6,171	0.9%
					169,455	169,022	168,510	24.2%
Healthcare providers and services
CHG Healthcare Services, Inc.(5)	First lien senior secured loan	S+	3.00%	09/2031	10,414	10,401	10,382	1.5%
CHG PPC Parent LLC(5)	First lien senior secured loan	S+	3.00%	12/2028	8,498	8,520	8,495	1.2%
Concentra(5)	First lien senior secured loan	S+	1.75%	07/2031	3,759	3,771	3,754	0.5%
Confluent Health, LLC(5)	First lien senior secured loan	S+	4.00%	11/2028	—	1	—	—%
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%	10/2029	15,852	15,301	15,370	2.2%
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.50%	02/2033	5,541	5,553	5,553	0.8%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	S+	4.25%	08/2028	2,621	2,593	2,556	0.4%
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%	03/2032	16,965	16,853	16,817	2.4%
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S+	3.25%	08/2032	6,466	6,472	6,464	0.9%
Option Care Health, Inc(5)	First lien senior secured loan	S+	1.75%	09/2032	3,581	3,577	3,575	0.5%
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.25%	03/2031	10,472	10,486	10,456	1.5%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S+	5.00%	12/2031	6,627	6,619	6,539	0.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.00%	02/2031	6,103	6,114	6,096	0.9%
Phoenix Newco, Inc. (dba Parexel)(6)	First lien senior secured loan	S+	2.50%	12/2031	16,358	16,326	16,361	2.4%
Select Medical Corp.(5)	First lien senior secured loan	S+	2.72%	12/2031	3,538	3,537	3,532	0.5%
Select Medical Corp.(5)	First lien senior secured loan	S+	3.00%	12/2031	11,581	11,505	11,567	1.7%
Soliant Lower Intermediate, LLC (dba Soliant)(6)	First lien senior secured loan	S+	3.75%	07/2031	9,587	9,645	7,366	1.1%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	12/2030	1,334	1,331	1,334	0.2%
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	2.75%	02/2032	8,423	8,418	8,402	1.2%
					147,720	147,023	144,619	20.8%
Healthcare technology
AthenaHealth Group Inc(5)	First lien senior secured loan	S+	3.25%	02/2032	10,213	10,097	10,194	1.5%
Certara(5)	First lien senior secured loan	S+	2.75%	06/2031	3,654	3,662	3,653	0.5%
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2031	7,920	7,768	7,583	1.1%
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	03/2032	4,407	4,370	4,204	0.6%
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%	02/2033	15,999	15,986	15,999	2.3%
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.75%	12/2029	19,263	19,236	19,414	2.8%
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%	01/2031	2,469	2,478	2,471	0.4%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S+	2.75%	11/2031	16,363	16,356	16,307	2.3%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	2.75%	03/2028	11,945	11,947	11,929	1.7%
RadNet Management, Inc.(6)	First lien senior secured loan	S+	2.00%	04/2031	4,636	4,633	4,628	0.7%
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S+	3.00%	11/2031	14,275	14,209	14,251	2.1%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S+	2.50%	12/2031	20,419	20,421	20,384	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S+	2.00%	10/2029	7,717	7,729	7,698	1.1%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	2.75%	09/2029	748	742	744	0.1%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%	11/2031	12,370	12,321	12,302	1.8%
					152,398	151,955	151,761	21.8%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S+	2.00%	03/2032	4,547	4,549	4,540	0.7%
Samsonite International S.A.(5)	First lien senior secured loan	S+	1.75%	11/2032	3,332	3,320	3,340	0.5%
					7,879	7,869	7,880	1.1%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S+	5.50%	08/2029	1,965	1,969	1,732	0.3%
Dawn Bidco, LLC (dba Dayforce)(6)	First lien senior secured loan	S+	3.00%	10/2032	19,035	18,991	18,298	2.6%
iSolved, Inc.(5)	First lien senior secured loan	S+	2.75%	10/2030	16,851	16,848	16,303	2.3%
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S+	2.25%	02/2031	17,724	17,711	17,178	2.5%
					55,575	55,519	53,511	7.7%
Industrial
PATHFINDER PWR LLC(6)	First lien senior secured loan	S+	2.00%	06/2033	9,046	9,044	9,031	1.3%
					9,046	9,044	9,031	1.3%
Infrastructure and environmental services
Arcwood Environmental, Inc(6)(8)	First lien senior secured loan	S+	3.00%	04/2033	9,018	9,012	9,040	1.3%
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	10,909	10,917	10,927	1.6%
Clean Harbors Inc(5)	First lien senior secured loan	S+	1.50%	09/2032	2,999	2,999	3,013	0.4%
Core & Main LP(6)	First lien senior secured loan	S+	1.75%	02/2031	1,000	1,005	998	0.1%
Core & Main LP(6)	First lien senior secured loan	S+	1.75%	07/2033	4,000	4,010	4,000	0.6%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S+	3.00%	07/2031	18,589	18,615	18,619	2.7%
GFL ENVIRONMENTAL HOLDINGS (US), INC.(5)	First lien senior secured loan	S+	2.00%	08/2033	10,465	10,465	10,468	1.5%
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	8,981	8,983	8,981	1.3%
Gulfside Supply, Inc. (dba Gulfeagle Supply)	First lien senior secured loan	S+	3.00%	06/2031	3,491	3,387	2,905	0.4%
LRS HOLDINGS, LLC(5)	First lien senior secured loan	S+	3.75%	08/2033	4,375	4,332	4,378	0.6%
Pathfinder Power LLC(6)	First lien senior secured loan	S+	2.00%	06/2033	2,500	2,497	2,496	0.4%
Project Evergreen Buyer Inc(6)	First lien senior secured loan	S+	2.50%	09/2033	6,417	6,401	6,398	0.9%
Trilon Group, LLC(6)	First lien senior secured loan	S+	3.50%	06/2033	13,540	13,491	13,544	2.0%
					96,284	96,114	95,767	13.8%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%	11/2030	16,100	15,167	12,920	1.9%
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%	06/2032	1,908	1,904	1,469	0.2%
Alera Group, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2032	18,147	18,122	17,660	2.5%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	17,242	17,216	17,114	2.5%
AmWINS Group, Inc.(5)	First lien senior secured loan	S+	2.00%	01/2032	14,889	14,889	14,682	2.1%
Ardonagh Midco 3 PLC(7)	First lien senior secured loan	S+	3.00%	02/2031	12,435	12,382	12,302	1.8%
Asurion, LLC(6)	First lien senior secured loan	S+	4.25%	08/2028	—	1	—	—%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	2.50%	06/2031	12,821	12,812	12,550	1.8%
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S+	3.50%	07/2032	10,871	10,674	10,472	1.5%
Hub International(6)	First lien senior secured loan	S+	2.25%	06/2030	4,442	4,444	4,439	0.6%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	04/2030	19,593	19,557	18,838	2.7%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	02/2031	4,486	4,450	4,310	0.6%
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.25%	08/2033	13,841	13,772	13,845	2.0%
Lockton Inc(6)(8)	First lien senior secured loan	S+	2.00%	05/2033	8,987	8,963	8,965	1.3%
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.00%	06/2031	13,880	13,772	13,617	2.0%
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.00%	09/2031	4,974	4,985	4,966	0.7%
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.50%	10/2031	4,707	4,713	4,707	0.7%
TFP US Financing LLC(6)	First lien senior secured loan	S+	2.75%	08/2033	20,912	20,707	20,690	3.0%
Trucordia Insurance Holdings, LLC(6)	First lien senior secured loan	S+	3.25%	06/2032	19,750	19,709	18,245	2.6%
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%	05/2031	9,749	9,727	9,551	1.4%
USI, Inc.(6)	First lien senior secured loan	S+	2.25%	09/2030	3,452	3,454	3,450	0.5%
					233,186	231,420	224,792	32.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	10,435	10,413	10,191	1.5%
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	03/2031	4,925	4,925	4,667	0.7%
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	08/2032	9,092	9,080	8,605	1.2%
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S+	3.75%	12/2031	19,397	19,221	19,143	2.8%
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	S+	2.75%	11/2029	20,101	19,971	19,643	2.8%
Epicor(5)	First lien senior secured loan	S+	2.75%	05/2031	1,966	1,917	1,929	0.3%
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%	04/2032	3,283	3,269	3,234	0.5%
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.25%	01/2032	13,988	13,946	13,679	2.0%
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S+	3.00%	09/2031	6,547	6,538	6,481	0.9%
KnowBe4, Inc.(6)	First lien senior secured loan	S+	3.75%	07/2032	15,830	15,809	11,081	1.6%
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%	03/2029	2,967	2,953	2,705	0.4%
Opal US LLC(6)	First lien senior secured loan	S+	2.50%	04/2032	11,067	11,081	11,094	1.6%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%	10/2030	6,909	6,895	4,837	0.7%
Proofpoint, Inc.(6)	First lien senior secured loan	S+	4.50%	08/2030	20,837	20,441	20,889	3.0%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%	06/2030	491	490	425	0.1%
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	19,778	19,772	19,675	2.8%
SONICWALL US Holdings, Inc.(6)(8)	First lien senior secured loan	S+	5.00%	04/2030	2,957	2,945	1,035	0.2%
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%	03/2027	11,730	11,380	11,721	1.7%
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%	09/2029	3,501	3,396	3,499	0.5%
SS&C(5)	First lien senior secured loan	S+	2.00%	05/2031	10,109	10,117	10,114	1.5%
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%	04/2032	9,227	8,996	8,281	1.2%
Storable, Inc.(5)	First lien senior secured loan	S+	3.25%	04/2031	19,639	18,127	16,907	2.4%
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S+	3.00%	11/2028	5,882	5,889	5,793	0.8%
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S+	4.00%	11/2030	14,453	14,305	14,325	2.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	S+	3.25%	02/2029	3,364	3,307	3,263	0.5%
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.25%	04/2031	12,070	12,015	11,731	1.7%
					260,545	257,198	244,947	35.2%
Investment fund and vehicle
Chicago US MidCo III, LP(5)	First lien senior secured loan	S+	2.50%	11/2032	14,956	14,927	14,823	2.1%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Grosvenor(5)	First lien senior secured loan	S+	2.25%	02/2030	3,448	3,468	3,455	0.5%
JUPITER BORROWER INC (dba Janus Henderson)(6)	First lien senior secured loan	S+	2.75%	06/2033	12,299	12,268	12,304	1.8%
					30,703	30,663	30,582	4.4%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S+	2.00%	05/2031	5,685	5,652	5,529	0.8%
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	1.75%	09/2031	3,375	3,385	3,371	0.5%
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	11,653	11,606	11,634	1.7%
OakEagle AcquireCo Inc(6)	First lien senior secured loan	S+	3.50%	08/2033	17,410	17,194	17,528	2.5%
					38,123	37,837	38,062	5.5%

Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	S+	2.00%	08/2031	9,174	9,184	9,165	1.3%
Altar Bidco, Inc.(5)	First lien senior secured loan	S+	3.35%	02/2029	—	10	—	—%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	2.75%	09/2032	7,015	7,016	6,992	1.0%
CompoSecure Holdings, L.L.C.(6)	First lien senior secured loan	S+	2.25%	01/2033	11,377	11,374	11,344	1.6%
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.25%	10/2030	14,329	14,358	14,395	2.1%
EMRLD Borrower LP (dba Emerson)(5)	First lien senior secured loan	S+	2.25%	05/2030	12,589	12,595	12,579	1.8%
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.25%	08/2031	997	1,001	996	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	2.75%	11/2032	21,204	21,216	21,225	3.1%
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S+	2.50%	02/2033	14,460	14,428	14,427	2.1%
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%	11/2029	3,314	3,318	3,311	0.5%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	3.75%	05/2032	9,831	9,831	9,829	1.4%
Legence Holdings LLC(5)	First lien senior secured loan	S+	1.75%	12/2031	10,155	10,158	10,146	1.5%
Legence Holdings LLC(7)(8)	First lien senior secured loan	S+	3.75%	10/2032	3,115	3,101	2,866	0.4%
MADISON IAQ LLC(7)	First lien senior secured loan	S+	1.75%	05/2032	18,679	18,678	18,630	2.7%
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.50%	10/2032	21,867	21,867	21,880	3.1%
SPECTRIS(6)	First lien senior secured loan	S+	2.75%	12/2032	15,410	15,390	15,430	2.2%
STS Operating, Inc.(5)	First lien senior secured loan	S+	4.00%	03/2031	7,394	7,387	7,398	1.1%
VICTORY BUYER LLC (dba Vantage Elevator)(6)	First lien senior secured loan	S+	3.00%	02/2033	11,622	11,594	11,666	1.7%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	2.75%	06/2033	17,459	17,429	17,456	2.5%
					209,991	209,935	209,735	30.2%
Metals and mining
Quaker Chemical Corp(6)(8)	First lien senior secured loan	S+	1.75%	09/2033	9,491	9,467	9,467	1.4%
					9,491	9,467	9,467	1.4%
Pharmaceuticals
Alkermes, Inc(6)	First lien senior secured loan	S+	2.25%	08/2031	10,195	10,204	10,234	1.5%
Amneal Pharmaceuticals LLC(6)	First lien senior secured loan	S+	2.50%	08/2032	20,403	20,378	20,480	2.9%
Biomarin Pharmaceutical(7)	First lien senior secured loan	S+	1.75%	04/2033	10,686	10,670	10,674	1.5%
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S+	1.75%	10/2032	5,684	5,650	5,680	0.8%
Fortrea Holdings Inc.(6)	First lien senior secured loan	S+	3.50%	07/2030	1,000	985	996	0.1%
Prestige Brands, Inc.(5)(8)	First lien senior secured loan	S+	2.00%	06/2033	6,729	6,733	6,745	1.0%
Puma Buyer LLC(6)(8)	First lien senior secured loan	S+	2.50%	09/2033	18,371	18,327	18,372	2.6%
					73,068	72,947	73,181	10.5%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S+	2.00%	08/2032	12,106	12,080	12,052	1.7%
Apex Group Treasury LLC(6)	First lien senior secured loan	S+	3.50%	02/2032	22,615	22,456	21,810	3.1%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%	05/2033	7,531	7,535	7,531	1.1%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%	01/2031	2,000	2,005	1,906	0.3%
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%	11/2029	6,397	6,403	6,381	0.9%
Element Materials Technology(6)	First lien senior secured loan	S+	3.50%	07/2029	5,750	5,774	5,752	0.8%
Element Solutions, Inc.(5)	First lien senior secured loan	S+	1.75%	12/2030	4,929	4,934	4,932	0.7%
First Advantage Holdings LLC(6)	First lien senior secured loan	S+	2.75%	10/2031	11,518	11,469	11,511	1.7%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S+	3.25%	09/2030	2,777	2,737	2,730	0.4%
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.50%	03/2030	258	259	242	—%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.50%	05/2028	4,759	4,759	4,520	0.7%
Vistage International, Inc.(6)(8)	First lien senior secured loan	S+	3.75%	07/2029	9,722	9,721	9,527	1.4%
					90,362	90,132	88,894	12.8%
Specialty retail
ABG Intermediate Holdings 2 LLC(6)	First lien senior secured loan	S+	2.00%	09/2033	9,491	9,420	9,420	1.4%
Chewy, Inc.(7)	First lien senior secured loan	S+	1.75%	06/2033	6,547	6,553	6,551	0.9%
					16,038	15,973	15,971	2.3%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%	12/2031	7,860	7,845	7,541	1.1%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S+	2.50%	09/2028	1,271	1,267	1,144	0.2%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%	11/2027	10,604	10,583	5,196	0.8%
QTS THUNDER MANAGING ISSUER LLC(6)	First lien senior secured loan	S+	2.25%	07/2033	16,268	16,190	16,064	2.3%
TTM Technologies, Inc.(6)(8)	First lien senior secured loan	S+	2.00%	09/2033	4,852	4,852	4,840	0.7%
Virgin Media Bristol LLC(7)	First lien senior secured loan	S+	3.18%	03/2031	5,768	5,646	4,571	0.7%
					46,623	46,383	39,356	5.7%
Transportation
Carrix, Inc.(6)	First lien senior secured loan	S+	2.00%	07/2033	11,953	11,929	11,927	1.7%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%	11/2028	1,111	1,105	1,098	0.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	4.50%	11/2028	3,829	3,704	3,803	0.6%
First Student Bidco Inc(6)	First lien senior secured loan	S+	2.25%	08/2030	5,596	5,601	5,587	0.8%
GB AIT Buyer Inc(6)	First lien senior secured loan	S+	4.25%	04/2033	18,447	18,294	18,453	2.7%
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%	04/2031	1,838	1,834	1,832	0.3%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	11,429	11,433	11,436	1.6%
					54,203	53,900	54,136	7.8%

Total Misc.-debt commitments(9)						933	953	0.1%

Total Debt Investments						$3,282,518	$3,233,925	464.8%
Total Investments						$3,282,518	$3,233,925	464.8%
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR) and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2026 was 3.91% .
(6) The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2026 was 4.08%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2026 was 4.27%.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)
(8) Level 3 investment.
(9) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.
(10) Totals presented may differ than actuals due to rounding.

Unfunded Commitments as of September 30, 2026:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
BCPE Lightning Buyer, Inc	First lien senior secured delayed draw term loan	8/10/2028	$562	$1,599	$563
Beacon Pointe Harmony, LLC	First lien senior secured delayed draw term loan	10/14/2028	—	826	—
Carrix, Inc.	First lien senior secured delayed draw term loan	7/27/2028	—	2,391	—
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/12/2027	—	2,232	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/10/2027	—	1,024	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/6/2027	—	2,197	—
Isotope FinCo 2 LLC	First lien senior secured delayed draw term loan	10/8/2028	—	1,771	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/30/2027	—	1,076	—
Mahseer Holdings LLC (dba PennAero)	First lien senior secured delayed draw term loan	3/16/2028	—	1,892	—
OG Crimson Parent Inc	First lien senior secured delayed draw term loan	12/31/2028	—	1,504	(2)
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	3/12/2027	—	3,321	—
Project Evergreen Buyer Inc	First lien senior secured delayed draw term loan	10/8/2028	—	1,420	(4)
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/31/2027	398	2,143	398
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/24/2026	—	1,042	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/4/2027	—	496	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	6/23/2028	—	551	—
Trilon Group, LLC	First lien senior secured delayed draw term loan	6/11/2028	—	741	—
Zeus US Bidco LLC	First lien senior secured delayed draw term loan	8/8/2026	—	1,591	(2)
Total Portfolio Company Commitments			$960	$27,817	$953

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Outfront Media Capital LLC(5)	First lien senior secured loan	S +	2.00%	09/2032	$3,900	$3,895	$3,909
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	07/2031	19,205	19,210	19,245
						23,105	23,154	3.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	3,408	3,402	3,414
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2027	658	656	657
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	02/2028	360	357	361
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	05/2032	3,805	3,768	3,822
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	06/2030	8,321	8,320	8,344
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	06/2030	11,315	11,311	11,375
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	10/2030	21,844	21,844	21,945
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%	07/2031	497	497	500
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	07/2031	9,983	9,983	10,028
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	10/2031	10,395	10,389	10,429
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	02/2032	10,886	10,876	10,923
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	01/2031	990	993	994
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	12/2032	6,857	6,840	6,887
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	12/2031	12,308	12,309	12,339
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	03/2030	496	496	498
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	9,875	9,855	9,912
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	08/2032	9,589	9,565	9,627
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%	02/2031	990	990	993
						122,451	123,048	20.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%	10/2031	7,900	7,900	7,940
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	S +	3.00%	05/2028	2,845	2,845	2,854
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	03/2031	682	683	684
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	12/2032	3,419	3,402	3,438
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	01/2031	4,696	4,696	4,698
						19,526	19,614	3.2%
Buildings and real estate
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	02/2032	7,190	7,171	7,208
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	10/2031	2,299	2,299	2,308
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	04/2032	1,980	1,976	1,992
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	11/2031	425	425	427
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	01/2030	2,752	2,724	2,763
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	01/2032	1,327	1,324	1,332
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	03/2032	1,451	1,451	1,451
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	03/2031	10,426	10,276	10,476
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	03/2031	10,254	10,254	10,278
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	03/2029	496	493	498
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	02/2032	7,387	7,373	7,408
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	11/2027	1,785	1,781	1,781
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	09/2032	3,868	3,863	3,878
						51,410	51,800	8.4%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	07/2031	18,750	18,592	18,686
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	04/2029	4,500	4,508	4,500
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	01/2032	759	759	761
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	09/2028	10,625	10,631	10,419
CoolSys, Inc.(6)	First lien senior secured loan	S +	4.75%	08/2028	14,807	14,644	13,087
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	09/2028	2,774	2,793	2,788
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	09/2031	1,290	1,290	1,297
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	03/2032	12,473	12,432	12,474
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	2,068	2,068	2,080
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	08/2029	216	217	217
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	01/2032	13,965	13,904	14,047
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	11/2032	12,331	12,301	12,347
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S +	2.50%	10/2032	17,228	17,185	17,281
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	10/2031	5,955	5,933	5,761
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	03/2031	9,259	9,260	9,259
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	12/2032	17,013	16,929	17,112
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	08/2032	16,232	16,074	16,246
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	06/2032	8,611	8,611	8,655
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	02/2032	23,200	23,198	23,267
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	02/2031	1,026	987	936
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	3,273	3,266	3,294
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	12/2032	24,745	24,649	24,745
						220,231	219,259	35.7%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.00%	11/2027	17,331	17,331	15,772
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	12/2029	867	867	868
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	11/2030	9,826	9,826	9,849
Entegris, Inc.(5)	First lien senior secured loan	S +	1.75%	07/2029	600	602	603
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	04/2032	2,353	2,331	2,345
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	02/2030	3,960	3,888	3,193
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2032	10,263	10,195	10,255
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	04/2028	11,937	11,907	11,996
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	08/2030	6,942	6,760	6,952
						63,707	61,833	10.1%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	12/2032	15,554	15,516	15,631
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	08/2030	495	500	497
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	04/2031	7,331	7,331	7,386
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	10/2030	3,975	3,962	3,977
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	03/2032	4,609	4,609	4,624
						31,918	32,115	5.2%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	06/2031	7,501	7,484	7,515
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	11/2030	4,216	4,214	4,222
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	03/2032	14,405	14,305	14,386
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	09/2032	22,507	22,398	22,555

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	02/2029	4,861	4,851	4,899
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	09/2028	8,194	8,181	8,199
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	09/2032	17,077	17,034	17,116
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	04/2031	16,175	16,166	16,197
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	03/2028	20,659	20,484	19,949
						115,117	115,038	18.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	07/2028	11,718	11,593	11,739
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	08/2029	3,385	3,399	3,404
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	12/2030	17,820	17,820	17,604
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	12/2030	24,002	23,637	23,717
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	20,091	20,019	20,168
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	10/2029	2,897	2,886	2,908
						79,354	79,540	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	10/2029	9,738	9,738	9,786
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	04/2030	5,137	4,974	4,475
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	10/2030	13,847	13,846	13,905
						28,558	28,166	4.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	05/2029	2,599	2,610	2,605
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	01/2031	4,045	4,045	4,050
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	07/2030	3,000	3,000	3,002
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	01/2031	1,500	1,499	1,500
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	02/2032	4,000	3,990	3,998
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	07/2032	4,826	4,826	4,840
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	02/2031	19,758	19,760	19,808
						39,730	39,803	6.5%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	11/2030	1,910	1,906	1,919
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2032	7,895	7,876	7,882
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	11/2031	18,309	18,287	18,338
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	01/2031	6,948	6,835	6,952
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	10/2031	6,610	6,603	6,651
Citadel Securities, LP(6)	First lien senior secured loan	S +	2.00%	10/2031	7,033	7,033	7,067
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	04/2028	1,980	1,988	1,992
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	6,734	6,708	6,751
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	03/2032	6,343	6,319	6,362
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	05/2031	7,644	7,592	7,658
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	10/2032	3,993	3,983	4,003
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	08/2032	9,144	9,003	9,125
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	14,196	14,191	14,215
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	06/2031	3,282	3,261	3,285
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	3.00%	06/2031	2,245	2,219	2,252
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	11/2031	5,940	5,928	5,960
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	03/2031	5,400	5,401	5,406
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	12/2030	4,891	4,891	4,913
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	07/2031	15,464	15,464	15,469

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	09/2030	10,487	10,487	10,500
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	05/2032	8,767	8,767	8,818
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	11/2031	3,095	3,082	3,108
Pushpay USA Inc(7)(8)	First lien senior secured loan	S +	3.75%	08/2031	5,758	5,757	5,729
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	07/2028	19,474	19,474	19,583
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	05/2028	2,231	2,229	2,241
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	09/2032	7,090	7,082	7,121
						192,366	193,300	31.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	09/2030	1,898	1,890	1,898
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	06/2030	5,949	5,949	5,962
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	12/2030	4,208	4,208	4,221
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	09/2028	15,051	15,082	12,455
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	10/2032	8,802	8,802	8,837
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	02/2031	14,288	14,288	14,268
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	09/2031	3,970	3,962	3,966
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	09/2032	14,416	14,384	14,410
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	12/2030	14,157	14,157	14,184
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	07/2029	7,438	7,437	7,447
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	11/2032	13,496	13,463	13,521
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	03/2032	9,476	9,433	9,472
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	02/2032	5,522	5,502	5,540
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	03/2030	6,853	6,819	6,875
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	10/2032	7,382	7,364	7,419
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	01/2032	2,550	2,550	2,560
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	08/2028	7,361	7,327	7,379
						142,617	140,414	22.9%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	05/2030	990	963	968
ARGENT FINCO LLC(6)(8)	First lien senior secured loan	S +	3.00%	11/2032	4,571	4,560	4,594
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	04/2031	6,377	6,382	6,385
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	02/2029	9,714	9,714	9,763
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	08/2031	9,685	9,640	9,766
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	10/2032	12,642	12,611	12,714
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	12/2032	5,333	5,320	5,360
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	10/2030	15,405	15,388	15,455
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	05/2029	10,802	10,775	10,829
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	06/2031	15,296	15,296	15,312
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	09/2032	2,217	2,206	2,222
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	02/2028	990	995	968
						93,850	94,336	15.4%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	09/2028	3,216	3,217	3,230
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2028	4,193	4,181	4,203
Concentra(5)	First lien senior secured loan	S +	2.00%	07/2031	1,489	1,495	1,498
Confluent Health, LLC(5)(8)	First lien senior secured loan	S +	4.00%	11/2028	13,346	13,172	11,811
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	10/2029	15,976	15,369	14,857
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	11/2028	1,985	1,985	1,994

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	08/2028	3,080	3,033	2,995
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	03/2032	12,899	12,837	12,614
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	08/2032	7,263	7,227	7,299
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	09/2032	3,105	3,098	3,120
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	03/2031	4,768	4,768	4,784
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	02/2031	742	742	746
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	12/2031	32,066	31,986	32,152
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	12/2031	3,565	3,563	3,556
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	07/2031	9,587	9,652	7,694
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	12/2030	3,664	3,655	3,676
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	02/2032	7,458	7,425	7,468
						127,405	123,697	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	S +	2.75%	02/2029	12,304	12,299	12,316
Certara(5)(8)	First lien senior secured loan	S +	2.75%	06/2031	495	495	499
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	03/2032	4,441	4,399	4,255
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	05/2031	5,467	5,431	5,244
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	08/2029	11,446	11,425	11,495
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	12/2027	15,014	15,014	15,059
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2031	1,985	1,993	1,996
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	11/2031	16,833	16,833	16,840
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	03/2028	11,785	11,786	11,812
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	11/2031	994	998	997
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	04/2031	6,980	6,951	7,000
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	12/2031	25,170	25,170	25,130
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	10/2029	4,728	4,728	4,752
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	11/2031	11,459	11,412	11,360
						128,934	128,755	21.0%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S +	2.00%	03/2032	890	888	890
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	10/2032	2,980	2,965	2,989
						3,853	3,879	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	08/2029	1,980	1,986	1,878
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	10/2032	21,518	21,464	21,441
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2030	16,572	16,569	16,598
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	02/2031	17,355	17,356	17,362
						57,375	57,279	9.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	07/2031	8,457	8,457	8,491
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	09/2032	3,022	3,022	3,047
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	07/2031	10,431	10,431	10,484
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	03/2032	5,512	5,510	5,529
						27,420	27,551	4.5%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	11/2030	7,924	7,924	7,909
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	06/2032	1,923	1,918	1,922

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	05/2032	17,279	17,197	17,353
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	5,971	5,971	5,983
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	01/2032	16,002	15,932	16,042
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	02/2031	11,071	11,042	11,036
Asurion, LLC(5)	First lien senior secured loan	S +	4.25%	08/2028	7,712	7,690	7,722
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	05/2031	6,857	6,823	6,835
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	06/2031	10,890	10,890	10,922
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	07/2032	6,419	6,357	6,235
Hub International(6)	First lien senior secured loan	S +	2.25%	06/2030	3,476	3,476	3,492
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	04/2030	18,736	18,735	18,771
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	02/2031	3,515	3,515	3,520
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2028	8,383	8,362	8,397
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	06/2031	8,379	8,343	8,401
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	745	749	745
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	10/2031	3,737	3,737	3,756
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	10/2032	4,437	4,415	4,448
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	06/2032	24,938	24,877	24,750
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	05/2031	7,673	7,670	7,676
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	09/2030	1,012	1,012	1,014
						176,635	176,929	28.8%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	03/2032	14,118	14,119	14,169
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	03/2031	4,963	4,963	4,967
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	08/2032	8,784	8,784	8,789
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	12/2031	19,545	19,344	19,527
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	03/2031	1,980	1,981	1,973
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	11/2029	21,787	21,651	21,658
Epicor(5)	First lien senior secured loan	S +	2.50%	05/2031	742	745	744
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	04/2032	3,308	3,292	3,310
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	14,123	14,093	14,079
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	12/2031	2,729	2,729	2,736
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2032	15,707	15,696	15,698
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	03/2029	4,245	4,227	3,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	10/2030	7,089	7,072	7,073
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	08/2028	20,703	20,606	20,790
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	06/2030	495	494	494
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	07/2031	21,727	21,720	21,790
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	05/2028	2,972	2,956	1,899
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	03/2027	11,823	11,811	11,821
SS&C(5)	First lien senior secured loan	S +	2.00%	05/2031	8,024	8,033	8,068
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	04/2032	9,297	9,039	9,274
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	04/2031	11,584	11,581	11,628
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	11/2028	5,928	5,938	5,943
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	11/2030	10,546	10,528	10,535
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	08/2032	3,990	3,990	4,007
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	10/2032	6,306	6,292	6,338

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	02/2029	2,372	2,380	2,376
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	04/2031	12,162	12,096	12,192
						246,160	245,782	40.0%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	11/2032	15,032	14,995	15,069
Grosvenor(5)	First lien senior secured loan	S +	2.25%	02/2030	545	547	547
						15,542	15,616	2.5%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	05/2031	4,723	4,691	4,663
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	09/2031	2,000	2,008	2,005
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	07/2031	4,714	4,684	4,726
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	11,490	11,434	11,490
WMG Acquisition Corp(6)	First lien senior secured loan	S +	1.75%	01/2031	1,000	1,002	1,002
						23,819	23,886	3.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	08/2031	7,105	7,105	7,132
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	02/2029	6,352	6,260	6,276
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	09/2032	12,213	12,215	12,231
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	05/2028	963	965	963
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	10/2030	10,671	10,671	10,749
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	05/2030	11,455	11,456	11,478
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	11/2032	22,666	22,607	22,790
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	10/2028	10,449	10,449	10,497
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	11/2029	812	809	813
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	05/2032	11,661	11,606	11,587
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	12/2031	6,716	6,719	6,755
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	06/2028	807	807	811
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	11/2032	22,537	22,537	22,661
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2032	19,965	19,915	20,085
SPECTRIS(6)	First lien senior secured loan	S +	2.75%	09/2032	13,265	13,233	13,315
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	03/2028	2,969	2,979	2,985
						160,333	161,128	26.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	08/2032	15,306	15,269	15,420
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	10/2032	6,509	6,461	6,516
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	07/2030	1,000	982	963
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	16,734	16,668	16,822
						39,380	39,721	6.5%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	08/2032	8,514	8,497	8,524
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	02/2032	22,536	22,375	21,148
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	01/2029	2,840	2,840	2,849
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	01/2031	2,000	2,006	1,971
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	04/2032	4,109	4,109	4,101
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	11/2029	5,021	5,021	5,017
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	06/2029	2,280	2,289	2,294
Element Solutions, Inc.(6)	First lien senior secured loan	S +	1.75%	12/2030	2,449	2,446	2,461
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	10/2031	4,653	4,652	4,599

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	03/2030	260	262	249
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	05/2028	4,796	4,796	4,362
Vistage International, Inc.(6)(8)	First lien senior secured loan	S +	3.75%	07/2029	9,797	9,797	9,748
						69,090	67,323	11.0%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	12/2031	7,920	7,903	7,925
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	09/2028	1,304	1,299	1,253
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	11/2027	10,688	10,653	10,112
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	03/2031	5,018	4,970	4,965
						24,825	24,255	3.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	04/2030	7,920	7,920	7,956
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	11/2028	1,677	1,663	1,648
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	08/2030	4,271	4,266	4,282
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	04/2031	495	492	495
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	7,985	7,967	8,024
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	03/2032	3,618	3,610	3,642
						25,918	26,047	4.2%

Total Misc.-debt commitments(9)					—	69	99	—%

Total Debt Investments						$2,350,698	$2,343,367	381.6%
Total Investments						$2,350,698	$2,343,367	381.6%
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.57%
(8) Level 3 investment.
(9) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.
(10) Totals presented may differ than actuals due to rounding.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

Unfunded Commitments as of December 31, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chicago US Midco III LP	First lien senior secured delayed draw term loan	10/2027	$—	$2,232	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	1,619	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	1,010	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,561	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	99	933	99
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	03/2027	—	3,321	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	2,542	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	510	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	496	—
Total Portfolio Company Commitments			$99	$14,824	$99

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp. (“OTF”), Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (collectively, the “Class A Members”). Credit SLF has no Class B Members as of September 30, 2026. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024, and the Company made its first portfolio company investment on July 23, 2024.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of September 30, 2026 and December 31, 2025, respectively:

	September 30, 2026		December 31, 2025
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$3,282,518	$3,233,925	$2,350,698	$2,343,367
Total Investments	$3,282,518	$3,233,925	$2,350,698	$2,343,367

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of September 30, 2026 and December 31, 2025, respectively:

	September 30, 2026	December 31, 2025
Advertising and media	2.2%	1.0%
Aerospace and defense	6.1	5.3
Automotive services	1.4	0.8
Buildings and real estate	3.4	2.2
Business services	7.1	9.4
Chemicals	2.6	2.6
Commercial services and supplies	0.4	—
Consumer products	1.0	1.4
Containers and packaging	4.5	4.9
Distribution	2.2	3.4
Education	0.4	1.2
Energy equipment and services	1.5	1.7
Financial services	8.2	8.2
Food and beverage	7.5	6.0
Healthcare equipment and services	5.2	4.0
Healthcare providers and services	4.5	5.3
Healthcare technology	4.7	5.5
Household products	0.2	0.2
Human resource support services	1.7	2.4
Industrial	0.3	—
Infrastructure and environmental services	3.0	1.2
Insurance	7.0	7.6
Internet software and services	7.6	10.4
Investment funds and vehicle	0.9	0.7
Leisure and entertainment	1.2	1.0
Manufacturing	6.5	6.9
Metals and mining	0.3	—
Pharmaceuticals	2.3	1.7
Professional services	2.7	2.9
Specialty retail	0.5	—
Telecommunications	1.2	1.0
Transportation	1.7	1.1
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the geographic composition of investments based on fair value as of September 30, 2026 and December 31, 2025, respectively:

	September 30, 2026	December 31, 2025
United States:
Midwest	21.4%	24.6%
Northeast	22.4	17.4
South	27.4	28.4
West	15.1	15.9
International	13.7	13.7
Total	100.0%	100.0%

The table below presents the fair value hierarchy of investments as of September 30, 2026 and December 31, 2025, respectively:

	Fair Value Hierarchy as of September 30, 2026
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,960,182	$273,743	$3,233,925
Total Investments	$—	$2,960,182	$273,743	$3,233,925

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,065,767	$277,600	$2,343,367
Total Investments	$—	$2,065,767	$277,600	$2,343,367

Debt Activity
Bank of America Facility
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD (fka BOC SLF WH I BA LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. Proceeds from the Bank of America Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the WISE CLO 2025-1 Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and WISE CLO 2025-1 LTD was released from the Bank of America Facility.
On January 22, 2025, the Company’s subsidiary, WISE CLO 2026-1 LTD (fka BOC SLF BA-2 LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in WISE CLO 2026-1 LTD. On January 22, 2025, in connection with the WISE CLO 2025-1 Transaction (as defined below), certain of the assets held by WISE CLO 2025-1 LTD were transferred via a master participation agreement to WISE CLO 2026-1 LTD.
On June 14, 2026, the Company’s subsidiary, BOC SLF BA-3 LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility, which decreased commitments to $150.0 million. The Company holds preference shares in BOC SLF BA-3 LTD. As of September 30, 2026, there was $13.6 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.6 million of unused commitment fees for the period ended September 30, 2026.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

RBC Facility
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD (fka BOC SLF WH II RB LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender and administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. Proceeds from the RBC Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032. On July 24, 2025, a portion of the proceeds from the WISE CLO 2025-3 Transaction (as defined below) were used to repay certain amounts outstanding under the RBC Facility and WISE CLO 2025-3 LTD was released from the RBC Facility.
On June 16, 2025, the Company’s subsidiary, WISE CLO 2026-2 LTD (fka BOC SLF RB-2 LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as replacement borrower to the RBC Facility. The Company holds preference shares in WISE CLO 2026-2 LTD. On August 13, 2026, in connection with the WISE CLO 2026-2 Transaction (as defined below), certain of the assets held by WISE CLO 2026-2 LTD were transferred via a master participation agreement to BOC SLF RB-3 LTD.
On August 13, 2026, the Company’s subsidiary, BOC SLF RB-3 LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as replacement borrower to the RBC Facility, with a commitment of $300.0 million. The Company holds preference shares in BOC SLF RB-3 LTD. As of September 30, 2026, there was $12.7 million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.
Citibank Facility
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD (fka BOC SLF WH III C LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender, and administrative agent. The commitment of the Citibank Facility is up to $300.0 million, and was $100.0 million as of December 31, 2025, and $125.0 million as of September 30, 2026, respectively. The Company acts as the collateral manager and the first loss provider with respect to the Citibank Facility. Proceeds from the Citibank Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. On September 4, 2025, a portion of the proceeds from the WISE CLO 2025-4 Transaction (as defined below) were used to repay certain amounts outstanding under the Citibank Facility and WISE CLO 2025-4 LTD was released from the Citibank Facility.
On July 23, 2025, the Company’s subsidiary, WISE CLO 2026-3 LTD (fka BOC SLF C-2 LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility. The Company holds preference shares in WISE CLO 2026-3 LTD. On September 24, 2026, in connection with the WISE CLO 2026-3 Transaction, certain of the assets held by WISE CLO 2026-3 LTD were transferred via a master participation agreement to BOC SLF C-3 LTD.
On September 24, 2026, the Company’s subsidiary, BOC SLF C-3 LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility, with a commitment of $125 million. The Company holds preference shares in BOC SLF C-3 LTD. As of September 30, 2026, there were no outstanding borrowings under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period (as defined in Citibank Facility), SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD (fka BOC SLF WH 4 LTD), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility (the “Wells Fargo Facility”) originally with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. Proceeds from the Wells Fargo Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the WISE CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding under the Wells Fargo Facility and WISE CLO 2025-2 LTD was released from the Wells Fargo Facility.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
On March 12, 2025, the Company’s subsidiary, BOC SLF WF-2 LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility with a commitment of $200 million. The Company holds preference shares in BOC SLF WF-2 LTD. On March 19, 2025, in connection with the WISE CLO 2025-2 Transaction, certain of the assets held by WISE CLO 2025-2 LTD were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of September 30, 2026, there was $188.2 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. The Wells Fargo Facility also has an unused commitment fee which accrues at 0.375% of unused facility amount after the six-month anniversary of the most recent securitization. There was $0.3 million of unused commitment fee as of September 30, 2026.
Mizuho Bank Facility
On November 14, 2025, the Company’s subsidiary, BOC SLF Z LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $240.0 million revolving credit facility (the “Mizuho Bank Facility”) with, among others, and Mizuho Bank LTD, as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Mizuho Bank Facility. It holds preference shares in BOC SLF Z LTD. Proceeds from the Mizuho Bank Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Mizuho Bank Facility is November 14, 2027. As of September 30, 2026, there was $84.6 million outstanding under the Mizuho Bank Facility.
Borrowings under the Mizuho Bank Facility bear interest at a per annum rate equal to SOFR + (i) from the Facility Closing Date to and including May 14, 2026, 1.05% and (ii) thereafter, 1.10%; provided that on and after the Revolving Period End Date, the Applicable Margin shall increase to 2.00%; provided further, that upon the occurrence of Event of Default, the Applicable Margin shall increase 2.00%.
WISE CLO 2025-1
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD (fka BOC SLF WH I BA LTD) was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, WISE CLO 2025-1 LTD, as issuer, and WISE CLO 2025-1, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-1 Transaction”) using the financial assets previously acquired by WISE CLO 2025-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $42.0 million of Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among WISE CLO 2025-1 LTD, as issuer, WISE CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
WISE CLO 2025-2
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD (fka BOC SLF WH 4 WF LTD) was incorporated as a company under the laws of the Cayman Islands. On March 31, 2025, WISE CLO 2025-2 LTD, as issuer, and WISE CLO 2025-2, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-2 Transaction”) using the financial assets previously acquired by WISE CLO 2025-2 LTD as the collateral underpinning the transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among WISE CLO 2025-2 LTD, as issuer, WISE CLO 2025-2, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-2 Transaction have a stated maturity of April 20, 2038.
WISE CLO 2025-3
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD (fka BOC SLF WH II RB LTD) was incorporated as a company under the laws of the Cayman Islands. On July 24, 2025, WISE CLO 2025-3 LTD, as issuer, and WISE CLO 2025-3, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-3 Transaction”) using the financial assets previously acquired by WISE CLO 2025-3 LTD as the collateral underpinning the transaction and issued $115.0 million of Class A Notes, $125.0 million of Class A Loans, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $90.5 million of Subordinated Notes pursuant to an Indenture dated July 24, 2025 among WISE CLO 2025-3 LTD, as issuer, WISE CLO 2025-3, LLC, as co-issuer, and US Bank Trust Company, National Association, as collateral trustee. The notes issued as part of the WISE CLO 2025-3 Transaction have a stated maturity of July 20, 2038.
WISE CLO 2025-4
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD (fka BOC SLF WH III C LTD) was incorporated as a company under the laws of the Cayman Islands. On September 4, 2025, WISE CLO 2025-4 LTD, as issuer, and WISE CLO 2025-4, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-4 Transaction”) using the financial assets previously acquired by WISE CLO 2025-4 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $37.0 million of

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $91.8 million of Subordinated Notes pursuant to an Indenture dated September 4, 2025 among WISE CLO 2025-4 LTD, as issuer, WISE CLO 2025-4, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-4 Transaction have a stated maturity of September 20, 2038.
WISE CLO 2026-1
On June 26, 2026, the Company’s subsidiary, WISE CLO 2026-1 LTD (fka BOC SLF BA-2 LTD) was incorporated as a company under the laws of the Cayman Islands. On June 26, 2026, WISE CLO 2026-1 LTD, as issuer, and WISE CLO 2026-1, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2026-1 Transaction”) using the financial assets previously acquired by WISE CLO 2026-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $44.5 million of Class B-1 Notes, $7.5 million of Class B-2 Notes, $28.0 million of Class C Notes, and $89.8 million of Subordinated Notes pursuant to an Indenture dated June 26, 2026 among WISE CLO 2026-1 LTD, as issuer, WISE CLO 2026-1, LLC as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2026-1 Transaction have a stated maturity of July 20, 2039.
WISE CLO 2026-2
On August 13, 2026, the Company’s subsidiary, WISE CLO 2026-2 LTD (fka BOC SLF RB-2 LTD) was incorporated as a company under the laws of the Cayman Islands. On August 13, 2026, WISE CLO 2026-2 LTD, as issuer, and WISE CLO 2026-2, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2026-2 Transaction”) using the financial assets previously acquired by WISE CLO 2026-2 LTD as the collateral underpinning the transaction and issued $239.6 million of Class A-1 Notes, $14.0 million of Class A-2 Notes, $42.0 million of Class B Notes, $24.0 million of Class C Notes, $16.0 million of Class D Notes, $250.0 thousand of Class E Notes, and $72.5 million of Subordinated Notes pursuant to an Indenture dated August 13, 2026 among WISE CLO 2026-2 LTD, as issuer, WISE CLO 2026-2, LLC as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2026-2 Transaction have a stated maturity of July 15, 2039.
WISE CLO 2026-3
On September 24, 2026, the Company’s subsidiary, WISE CLO 2026-3 LTD (fka BOC SLF C-2 LTD) was incorporated as a company under the laws of the Cayman Islands. On September 24, 2026, WISE CLO 2026-3 LTD, as issuer, and WISE CLO 2026-3, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2026-3 Transaction”) using the financial assets previously acquired by WISE CLO 2026-3 LTD as the collateral underpinning the transaction and issued $118.0 million of Class A-1 Notes, $122.0 million of Class A-1 Loans, $8.0 million of Class A-2 Notes, $48.0 million of Class B Notes, $24.0 million of Class C Notes, and $88.0 million of Subordinated Notes pursuant to an Indenture dated September 24, 2026 among WISE CLO 2026-3 LTD, as issuer, WISE CLO 2026-3, LLC as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2026-3 Transaction have a stated maturity of October 20, 2039.
Financial Instruments Not Carried at Fair Value
The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of September 30, 2026, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the net carrying value of the Company’s debt obligations as of September 30, 2026 and December 31, 2025, respectively:

	September 30, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD	$320,000	$320,000	$—	$1,877	$318,123
WISE CLO 2025-2 LTD	319,160	319,160	—	1,660	317,500
WISE CLO 2025-3 LTD	318,000	318,000	—	1,734	316,266
WISE CLO 2025-4 LTD	317,935	317,935	—	1,489	316,446
WISE CLO 2026-1 LTD	319,616	319,616	—	1,540	318,076
WISE CLO 2026-2 LTD	335,616	335,616	—	1,900	333,716
WISE CLO 2026-3 LTD	320,000	320,000	—	2,093	317,907
Bank of America Facility	150,000	13,573	102,320	137	13,436
RBC Facility	300,000	12,730	215,453	581	12,149
Citibank Facility	125,000	—	93,750	289	(289)
Wells Fargo Facility	200,000	188,242	8,819	143	188,099
Mizuho Facility	240,000	84,640	116,520	—	84,640
Total Debt	$3,265,327	$2,549,512	$536,861	$13,443	$2,536,069
(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,001	$317,999
WISE CLO 2025-2 LTD.	319,160	319,160	—	1,767	317,393
WISE CLO 2025-3 LTD.	318,000	318,000	—	1,844	316,156
WISE CLO 2025-4 LTD.	317,935	317,935	—	1,806	316,129
Bank of America Facility	300,000	141,765	29,368	265	141,500
RBC Facility	300,000	93,117	16,015	324	92,793
Citibank Facility	100,000	84,790	15,210	206	84,584
Wells Fargo Facility	300,000	137,819	26,421	250	137,569
Mizuho Facility	240,000	4,240	14,850	—	4,240
Total Debt	$2,515,095	$1,736,826	$101,864	$8,463	$1,728,363

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the components of interest expense for the following periods:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Interest expense	$29,837	$21,462	$77,887	$52,078
Amortization of debt issuance costs	488	260	1,192	611
Total Interest Expense	$30,325	$21,722	$79,079	$52,689

Average interest rate	5.1%	5.8%	5.1%	5.8%
Average daily outstanding borrowings	$2,259,561	$1,449,778	$1,982,103	$1,182,821